                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 29, 1997
                                ----------------



                             Wang Laboratories, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         1-5677                                      04-2192707
----------------------------       ---------------------------------------------
(Commission File Number)                 (IRS Employer Identification No.)



  600 Technology Park Drive, Billerica, Massachusetts       01821
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (508) 967-5000
                                                   --------------

ITEM 5. OTHER EVENTS.
        ------------

     On January 29, 1997 Wang Laboratories, Inc. ("Wang") announced that Wang has reached agreement whereby Eastman Kodak Company would acquire Wang's software business unit. A press release prepared by Wang is attached hereto as
Exhibit 1.

     On January 29, 1997 Wang Laboratories, Inc. ("Wang") announced its earnings for the quarter ended December 31, 1996. A press release prepared by Wang on January 29, 1997 is attached hereto as Exhibit 2.



ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.
        --------------------------------

     (c) Exhibits

Item      Description
----      -----------

1.        Press Release Announcing the
            sale of Wang's software
            business unit to Eastman
            Kodak Company.

2.        Press Release Announcing
            Earnings for the Quarter
            Ended December 31, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   WANG LABORATORIES, INC.



Dated: January 30, 1997            By: /s/ Franklyn A. Caine
      -----------------------         --------------------------------
                                       Franklyn A. Caine
                                       Executive Vice President
                                       and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description                             Page No.
-----------       -----------                             --------

   1.             Press Release Announcing the
                    sale of Wang's software
                    business unit to Eastman
                    Kodak Company.

   2.             Press Release Announcing
                    Earnings for the Quarter
                    Ended December 31, 1996.